Scudder
Pacific
Opportunities
Fund

Semiannual Report
April 30, 1999

No-Load Funds

Seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

--------------------------------------------------------------------------------
Date of Inception:  12/8/92     Total Net Assets as of     Ticker Symbol:  SCOPX
                                4/30/99: $138.1 million
--------------------------------------------------------------------------------

o Pacific Basin stock markets rose in the past six months as a wide range of positive developments on both the macroeconomic and corporate levels contributed to improved investor sentiment.

o We continue to employ a research-driven approach to uncover high quality companies with dominant market positions and clear competitive advantages.

o Management has increased the Fund's weighting in selected producers of basic materials, in order to take advantage of a potential economic recovery in the region.

o The Fund continues to emphasize technology companies that stand to benefit from increased outsourcing in the PC and telecommunications industries.



                                Table of Contents


   3  Letter from the Fund's President    17  Notes to Financial Statements
   4  Performance Update                  22  Report of Independent Accountants
   5  Portfolio Summary                   23  Shareholder Meeting Results
   6  Portfolio Management Discussion     24  Officers and Directors
   9  Investment Portfolio                25  Investment Products and Services
  13  Financial Statements                26  Scudder Solutions
  16  Financial Highlights






                     2 - Scudder Pacific Opportunities Fund

                        Letter from the Fund's President

Dear Shareholders,

     Stock markets in the Pacific Basin have undergone nerve-wracking fluctuations in the past two years. A collapse in mid-1997 was followed by a rebound early in 1998, but the gains evaporated when the global financial crisis sent stocks into a free fall during the summer. Although fears of a global financial meltdown were rampant at the depths of the crisis, the Asian markets have managed to rebound strongly in the past six months. Investors have again begun to focus on the many reasonably-valued growth opportunities available in the region as evidence of an economic recovery has become more prevalent.

     Although it is natural to concentrate on the dramatic swings in the region's markets, long-term investors should consider the many positive reforms that have taken place in the past two years. The crisis, while painful, has sparked important changes such as industry consolidation and corporate restructuring. We believe that these developments will ultimately lead to stronger corporate earnings and, by extension, higher stock prices. While the Asian markets are likely to experience additional setbacks as the region's economies undergo further transformation, we feel that the long-term implications of change will be extremely positive for patient investors. For more information on how Fund management is seeking to capitalize on the evolution of the business environment in the Pacific Basin, please turn to the Portfolio Management Discussion on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Pacific Opportunities Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,


     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Pacific Opportunities Fund

                     3 - Scudder Pacific Opportunities Fund

                    Performance Update as of April 30, 1999

--------------------------
Fund Index Comparisons
--------------------------

                          Total Return
   -------------------------------------------------
   Period
   Ended            Growth of                Average
   4/30/1999         $10,000    Cumulative    Annual
   -------------------------------------------------
   Scudder Pacific Opportunities Fund
   -------------------------------------------------
   1 Year            $  9,752      -2.48%    -2.48%
   5 Year            $  6,650     -33.50%    -7.83%
   Life of Fund*     $  8,954     -10.46%    -1.71%
   -------------------------------------------------
   MSCI All Country Asia Free Index
   (excluding Japan)
   -------------------------------------------------
   1 Year           $ 11,842      18.42%    18.42%
   5 Year           $  8,094     -19.06%    -4.14%
   Life of Fund*    $ 13,603      36.03%     4.98%
   -------------------------------------------------
* The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

------------------------------
Growth of a $10,000 Investment
------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                  Scudder Pacific            MSCI All Country Asia Free
                Opportunities Fund            Index (excluding Japan)

   12/92*           10000                              10000
   '93              11019                              11910
   '94              13498                              16806
   '95              12811                              16185
   '96              14490                              19974
   '97              13844                              18496
   '98               9205                              11487
   '99               8976                              13603

                        Yearly periods ended April 30

The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.


-------------------------------------
Returns and Per Share Information
-------------------------------------

Yearly periods ended April 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                      1993*    1994     1995     1996     1997    1998     1999
-------------------------------------------------------------------------------------------------
Net Asset Value                      $13.19   $16.08  $15.17   $17.05   $16.27   $10.51  $10.21
-------------------------------------------------------------------------------------------------
Income Dividends                     $   --   $  .08  $  .10   $  .10   $  .01   $  .30  $  .03
-------------------------------------------------------------------------------------------------
Capital Gains Distributions          $   --   $  .01  $   --   $   --   $   --   $   --  $   --
-------------------------------------------------------------------------------------------------
Fund Total Return (%)                  9.92    22.49   -5.09    13.11    -4.46   -33.51   -2.48
-------------------------------------------------------------------------------------------------
Index Total Return (%)                19.10    41.11   -3.69    23.42    -7.40   -37.89   18.42
-------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the life of Fund total return for the Fund would have been lower.



                     4 - Scudder Pacific Opportunities Fund

                     Portfolio Summary as of April 30, 1999

-------------------------------
Geographical
(Excludes 1% Cash Equivalent)
--------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Hong Kong                      28%
      Taiwan                         17%
      Korea                          14%
      Singapore                       9%
      Indonesia                       8%
      India                           7%
      China                           5%
      Australia                       4%
      Philippines                     3%
      Other                           5%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund has uncovered attractively valued stocks in Taiwan, Korea, and Indonesia.

------------------------------
Sectors
(Excludes 1% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      23%
      Technology                     16%
      Manufacturing                  15%
      Consumer Staples                9%
      Service Industries              7%
      Durables                        6%
      Communications                  6%
      Energy                          5%
      Metals & Minerals               3%
      Other                          10%
   --------------------------------------
                                    100%
   --------------------------------------

Sector weightings are the result of individual stock selection rather than top-down asset allocation.

----------------------------
Ten Largest Equity Holdings
(27% of Portfolio)
----------------------------

    1. Hutchison Whampoa Ltd.
       Diversified investment holding
       company in Hong Kong

    2. Li & Fung Ltd.
       Exporter of consumer products in Hong Kong

    3. Taiwan Semiconductor
       Manufacturing Co.
       Manufacturer of integrated
       circuits in Taiwan

    4. Hong Kong Telecommunications, Ltd.
       Telecommunication services in
       Hong Kong

    5. Cheung Kong Holdings Ltd.
       Real estate company in Hong Kong

    6. Citic Pacific Ltd.
       Diversified holding company in
       Hong Kong

    7. HSBC Holdings plc
       International banking and
       financial services provider in
       Hong Kong

    8. Sun Hung Kai Properties Ltd.
       Real estate developer and finance
       company in Hong Kong

    9. Pohang Iron & Steel Co., Ltd.
       Steel producer in Korea

   10. Hero Honda Motors Ltd.
       Manufacturer of motorized two
       wheelers in India

Top holdings reflect a focus on well-managed companies positioned to take advantage of the shifting economic backdrop in Asia.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.



                     5 - Scudder Pacific Opportunities Fund

                         Portfolio Management Discussion

In the following interview, Theresa Gusman, Lead Portfolio Manager of Scudder Pacific Opportunities Fund, discusses the Fund's strategy and the market environment for the six-month period ended April 30, 1999.

Q: Pacific Basin equities have rallied substantially in the past six months. In your view, what factors caused stock prices to move higher?

A: When the reporting period began last October, Pacific Basin equities were still suffering from the aftereffects of the global market correction. Believing that many individual companies offered significant long-term value at that point, we told shareholders that we anticipated a turnaround in the Asian markets. While that view has indeed proven correct, the speed at which investment capital returned to the region was somewhat surprising. Spurred by lower interest rates, investors reversed course and poured assets back into the developing countries over the past six months, driving up stock prices in markets that are relatively small and illiquid in global terms. Despite the significant role played by liquidity factors in the rebound of the Asian markets, we believe that the upturn has several fundamental underpinnings.

Q: What developments have led you to take this optimistic view?

A: We continue to see increasing evidence of a cyclical recovery in Asia. Almost two years after the devaluation of the Thai Baht touched off the region's crisis, it appears that economic reforms have begun to take effect. Intra-Asian trade data has improved, with shipments from Japan and Korea actually increasing in recent months. Regional currencies have been relatively stable amid decelerating inflation and falling interest rates. Foreign direct investment has been strong, with Indonesia, Japan, and South Korea among the recent investment destinations of multinational companies. Recoveries in retail spending and automobile sales have provided additional evidence that consumption has bottomed in non-Japan Asia. These developments have combined to provide a positive fundamental backdrop for the region's stock markets.

Q: Are you seeing positive changes on the corporate level, as well?

A: Yes. Corporate restructuring efforts, including asset sales, capacity rationalization programs, headcount reductions, and management shakeups continue to gain momentum as the support systems of the old Asian economy begin to crumble. Over time, we feel that the ongoing improvement in the cost structures of Asian companies will significantly increase their earnings power, as it has for U.S. and European companies in the past ten years. The combination of a cyclical upturn and falling interest expense should also contribute to dramatically improved profits in the next 18-24 months. As a result, we believe that even though some stocks in Asia appear expensive by global standards, valuations remain attractive in light of the potential rebound in corporate earnings. We are currently finding opportunities in selected companies in Indonesia, South Korea, and Taiwan.

                     6 - Scudder Pacific Opportunities Fund

Q: How has the Fund performed in this environment?

A: The Fund returned 22.30% in the period, trailing the 41.00% total return of its unmanaged benchmark, the MSCI Asia All-Country (ex-Japan) Index. Our holdings in Hong Kong and Taiwan lagged their respective markets after several quarters of outperformance. In Hong Kong, companies dependent on Chinese infrastructure development suffered despite their excellent operating results, strong balance sheets, and reasonable valuations. Believing that the stocks possessed little prospect for additional gains, we sold into recent strength. Our holdings in leading PC-related technology stocks in Taiwan also underperformed. Compal, one of the country's leading manufacturers of notebook PCs, posted strong first quarter results, with both unit volumes and operating margins exceeding consensus forecasts. We remain confident in the long-range prospects of this holding.

Q: What is your fundamental investment strategy?

A: In all market conditions, our ongoing objective is to use intensive fundamental research to locate attractive, undervalued companies with excellent management, dominant market positions, clear competitive advantages, and strong balance sheets. In the rapidly changing environment of the last two years, we have sought to identify companies positioned to benefit from the shifting structural, political, social, and economic backdrop in Asia. With this goal in mind, we are always on the lookout for firms that are poised to increase their earnings through restructuring and cost-cutting initiatives.

Q: Given your positive outlook for a cyclical recovery, how have you positioned the portfolio to capitalize on this trend?

A: Our bottom-up strategy led us to add to the Fund's large position in producers of basic materials. Specifically, we increased exposure to steel, chemical, DRAM, and petroleum companies, and maintained our significant holdings in the Indonesian pulp and paper sector. In our view, the supply of basic materials will fall short of expectations as expansion plans are shelved and existing production capacity is scrapped more quickly than anticipated. In addition, we believe that demand will exceed expectations as Asian economies recover and rock-bottom inventory levels are rebuilt. This should lead to an increase in prices from current levels, which are barely above the variable cost of production for many global commodities. Corporate profits, which have dropped as disinflation has taken a toll on producers, would likely rebound if the prices of basic materials did indeed begin to rise. We have chosen companies that are trading at "bottom-of-the-cycle" valuation levels, which typically represents an attractive entry point.

Our holdings in Indonesia, where we have invested in companies in the pulp and paper, chemicals, and consumer goods sectors, effectively illustrate our strategy. Recent pulp industry pricing and inventory data, in combination with mounting evidence that regional demand has picked up, leads us to believe that the pulp and paper cycle has turned to the upside. If this is indeed the case, the share price of Asia Pulp and Paper is likely to rise in kind. On the consumer side, downtrodden Indonesian companies


                     7 - Scudder Pacific Opportunities Fund
such as Astra International (automobiles), Gudang Garam (tobacco), and Indosat (international communications) should recover as interest rates continue to fall and confidence returns following the elections.

Q: What opportunities have you found in the technology sector?

A: We continued to look for companies that act as "facilitators of deflation," which is our term for companies that allow their European, Japanese, and U.S. customers to achieve lower costs by outsourcing the production of PCs and telecommunications equipment. As competition forces multinational technology companies to search for new ways to grow their profit margins, these types of companies should fill an important niche in the global economy.

We have also established a small position in an interesting company called Pacific Internet, which is the leading Internet service provider in Asia outside of Japan. In addition to holding the dominant market position in Singapore, the company is a leading player in Hong Kong, Thailand, and Malaysia, and is establishing operations elsewhere in the region. An excellent growth story, Pacific Internet has already turned a profit and is poised for further market penetration going forward.

Q: What do you feel are the key risks to the markets in the months ahead?

A: We feel that the list of possible risks remains essentially unchanged from six months ago. In our view, the primary threat to the markets continues to be the potential for backtracking by government and corporate officials on announced reform and restructuring programs. Secondary risks include an extended bout of yen weakness, rising U.S. interest rates, and a significant slowdown in global growth. While it is likely that growth will return to the region in the years ahead, it is prudent to keep a watchful eye on external factors while the recovery is still in its early stages.

Notwithstanding the Fund's lackluster performance in the past six months, we remain convinced that superior individual stock selection will be the key to long-term performance for investors in the Pacific region. We will continue to use original, forward-looking research to identify the companies likely to emerge as the winners of the new business environment in Asia. The potential gains from restructuring and reform that lie ahead should provide a significant opportunity for Scudder -- with its strong research capability -- to identify stocks that will outperform in the months and years ahead.

                              8 - Scudder Pacific Opportunities Fund

                    Investment Portfolio as of April 30, 1999

                                                                                                       Principal        Market
                                                                                                       Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.5%
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%, to be repurchased at $671,272 on 5/3/1999, collateralized by a $673,000 U.S. Treasury Note,
  3.375%, 1/15/2007 (Cost $671,000) ...................................................................      671,000      671,000

Convertible Bonds 1.7%
---------------------------------------------------------------------------------------------------------------------------------
Singapore 0.9%
Finlayson Global Corp., Zero Coupon, 2/19/2004 ........................................................      950,000    1,156,625
                                                                                                                       ----------
United Kingdom 0.8%
APP Global Finance Ltd., 2%, 7/25/2000 ................................................................    1,195,000    1,093,425
---------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,075,777) .............................................................                 2,250,050
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Shares
---------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.8%
---------------------------------------------------------------------------------------------------------------------------------
Australia 3.7%
Broken Hill Proprietary Co. Ltd. (Petroleum and mineral exploration and steel production) .............      120,600    1,363,423
Cable & Wireless Optus Ltd.* (Telecommunication services) .............................................      591,700    1,331,295
Woodside Petroleum Ltd. (Oil and gas producer) ........................................................      324,500    2,211,800
                                                                                                                       ----------
                                                                                                                        4,906,518
                                                                                                                       ----------
China 4.7%
Beijing Datang Power Generation Co., Ltd. "H" (Owner and operator of coal-fired electric
  power plants) .......................................................................................    4,846,000    1,453,659
Guangdong Kelon Electric Holdings, Ltd. "H" (Refrigerator manufacturer) ...............................    1,447,000    1,344,180
Harbin Power Equipment Co., Ltd. "H" (Manufacturer of electric power generation equipment) ............   17,394,000    1,166,968
Shanghai Petrochemical Co., Ltd. "H" (Manufacturer of petrochemical and petroleum products) ...........   11,531,000    2,157,204
                                                                                                                       ----------
                                                                                                                        6,122,011
                                                                                                                       ----------
Hong Kong 27.9%
Cheung Kong Holdings Ltd. (Real estate company) .......................................................      320,000    2,910,686
Citic Pacific Ltd. (Diversified holding company) ......................................................    1,050,000    2,844,886
Dah Sing Financial Group (General banking and property investment holding company) ....................      446,800    1,409,446
Esprit Holdings Ltd. (Designer and manufacturer of high quality fashion products) .....................    2,406,000    1,443,460
Giordano International Ltd. (Retailer of casual apparel) ..............................................    3,008,000    1,397,129
HSBC Holdings plc (International banking and financial services provider) .............................       76,400    2,838,848
Hong Kong Telecommunications, Ltd. (Telecommunication services) .......................................    1,284,100    3,454,309
Hutchison Whampoa, Ltd. (Diversified investment holding company) ......................................      740,900    6,643,557
Li & Fung Ltd. (Exporter of consumer products) ........................................................    1,873,000    4,591,427
New World Development Co., Ltd. (Property investment and development) .................................      817,498    2,025,089

    The accompanying notes are an integral part of the financial statements.


                     9 - Scudder Pacific Opportunities Fund

                                                                                                              Market
                                                                                                  Shares    Value ($)
------------------------------------------------------------------------------------------------------------------------
New World Infrastructure Ltd.* (Investment in and operation of infrastructure projects) ...      977,000    1,789,943
SmarTone Telecommunications Holdings Ltd. (Cellular communication services) ...............      370,500    1,283,479
Sun Hung Kai Properties Ltd. (Real estate developer and finance company) ..................      316,000    2,762,184
Wing Hang Bank Ltd. (Bank) ................................................................      435,000    1,330,129
                                                                                                           ----------
                                                                                                           36,724,572
                                                                                                           ----------
India 6.8%
Corporation Bank (Commercial bank) (b) ....................................................          100          137
HDFC Bank Ltd. (Corporate banking and financial services) (b) .............................          100          146
Hero Honda Motors Ltd. (Manufacturer of motorized two wheelers) (b) .......................      129,100    2,636,910
Hindustan Lever Ltd. (Manufacturer of branded and packaged consumer products) (b) .........       43,600    2,090,844
Infosys Technologies Ltd. (Financial and industrial software developer) (b) ...............       34,600    2,122,778
Mahanagar Telephone Nigam Ltd. (Telecommunication services in Delhi and Bombay) (b) .......          100          363
Punjab Tractors Ltd. (Manufacturer of agricultural equipment) (b) .........................       44,000    1,380,206
TVS Suzuki Ltd. (Manufacturer of motorcycles and mopeds) (b) ..............................       68,700      714,856
                                                                                                           ----------
                                                                                                            8,946,240
                                                                                                           ----------
Indonesia 7.5%
Asia Pulp & Paper Co., Ltd. (ADR)* (Producer of pulp and paper) ...........................      201,600    2,116,800
Indonesia Satellite Corp. (ADR) (International telecommunication services) ................       73,900    1,394,863
PT Astra International, Inc.* (Distributor of automobiles and related parts) ..............    9,016,000    1,591,552
PT Gudang Garam Tbk (Manufacturer and distributor of cigarettes) ..........................      849,000    1,540,768
PT Indofood Sukses Makmur Tbk* (Manufacturer of food products) ............................    2,103,000    1,667,290
PT Indorama Synthetics Tbk* (Producer of polyester yarn, fiber and fabric) ................    8,798,800    1,553,210
                                                                                                           ----------
                                                                                                            9,864,483
                                                                                                           ----------
Korea 14.2%
Cheil Jedang Corp. (Sugar refiner and major integrated food processor) ....................       27,540    1,459,840
Honam Petrochemical Corp. (Manufacturer of polypropylene, polyethylene and ethylene glycol)      111,950    2,072,276
Medison Co., Ltd. (Producer of medical equipment) .........................................      100,990    1,130,136
Pacific Corp. (Manufacturer of life commodities and bio-chemical products) ................       68,060    1,517,535
Pohang Iron & Steel Co., Ltd. (Steel producer) (b) ........................................       30,740    2,639,993
Samsung Corp. (Trading company) ...........................................................      170,090    2,389,990
Samsung Electronics Co., Ltd. (Electronics manufacturer) ..................................       34,086    2,621,338
Samsung Securities Co. Ltd. (Securities company) ..........................................       47,376    1,833,653
Shinhan Bank (GDR)* (Bank) ................................................................       70,600    1,685,575
Ssangyong Oil Refining Co., Ltd. (Producer of refined oil, lube oil and lubricants) .......       67,480    1,362,659
                                                                                                           ----------
                                                                                                           18,712,995
                                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Pacific Opportunities Fund

                                                                                                                  Market
                                                                                                     Shares      Value ($)
--------------------------------------------------------------------------------------------------------------------------
Malaysia 1.1%
Rothmans of Pall Mall Berhad (Manufacturer, importer and retailer of tobacco products) ........      202,600    1,466,165
United Plantations Berhad (Cultivation and processing of palm oil, copra and cocoa) ...........       20,000       21,579
                                                                                                               ----------
                                                                                                                1,487,744
                                                                                                               ----------
Papua New Guinea 1.5%
Oil Search Ltd. (Oil and gas exploration and production) ......................................    1,071,900    1,397,379
Orogen Minerals Ltd. (Investment company with controlling interest in Papua New Guinea
  gold and oil companies) .....................................................................      521,800      635,354
                                                                                                               ----------
                                                                                                                2,032,733
                                                                                                               ----------
Philippines 3.2%
Bank of the Philippine Islands (Commercial bank) ..............................................      433,000    1,366,469
International Container Terminal Services, Inc. (Containerized cargo handling firm) ...........   14,852,100    1,484,234
Metropolitan Bank and Trust Co. (Commercial bank) .............................................      141,090    1,409,972
                                                                                                               ----------
                                                                                                                4,260,675
                                                                                                               ----------
Singapore 8.2%
Allgreen Properties Ltd.* (Real estate development) (b) .......................................      756,000      459,046
City Developments Ltd. (Developer of residential, industrial, retail and investment properties)      218,000    1,452,220
JIT Holdings Ltd. (Manufacturer and distributor of electronic products) .......................      179,000      195,219
Keppel Land Ltd. (Property investment and development) ........................................      931,000    1,553,222
Natsteel Electronics Ltd. (Manufacturer of telecommunication and network products) ............      547,000    1,838,059
Overseas Chinese Banking Corp., Ltd. (Foreign registered) (Commercial bank) ...................      162,000    1,518,481
Overseas Union Bank Ltd. (Foreign registered) (Provider of banking and financial services) ....      293,000    1,502,741
Pacific Internet Ltd.* (Provider of internet access services to the Asia Pacific market) ......       11,800      936,625
United Overseas Bank, Ltd. (Foreign registered) (Commercial bank) .............................      182,000    1,405,530
                                                                                                               ----------
                                                                                                               10,861,143
                                                                                                               ----------
Taiwan 16.9%
ASE Test Ltd.* (Provider of testing services to semiconductor manufacturers) ..................       73,000    1,533,000
Acer Peripherals, Inc. (Developer and distributor of computer peripherals) ....................      801,291    1,408,998
Asustek Computer Inc. (Manufacturer of computer mainboards, audio, video and network cards) ...      197,141    2,061,842
China Motor Co., Ltd. (Manufacturer of trucks and automobiles) ................................      870,000    1,423,395
Compal Electronics Inc. (Manufacturer and marketer of notebook computers and color monitors) ..      426,706    1,474,550
Far East Textile Ltd. (Manufacturer of natural and synthetic textile products) ................    1,648,560    2,213,204
Formosa Plastics Corp. (Manufacturer of plastics materials) ...................................    1,135,000    2,013,150
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic connectors, cable assemblies
  and memory chips) ...........................................................................      400,000    2,177,370
Siliconware Corp. (Testing and packaging of integrated circuits) ..............................    1,959,200    1,336,091
Siliconware Precision Industries Co. (Manufacturer and marketer of integrated circuit plates) .      725,000    1,297,018

     The accompanying notes are an integral part of the financial statements.



                     11 - Scudder Pacific Opportunities Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Synnex Technology International Corp. (GDR)* (Distributor of personal computers
  and peripherals) .......................................................................            643                2,930
Taiwan Semiconductor Manufacturing Co. (Manufacturer of integrated circuits) .............      1,177,000            3,977,324
Yang Ming Marine Transport Corp. (Marine transportation) .................................      1,871,000            1,327,437
                                                                                                                    ----------
                                                                                                                    22,246,309
                                                                                                                    ----------
Thailand 2.1%
BEC World Public Co., Ltd. (Foreign registered) (Holding company involved in entertainment
  and television broadcasting) (b) .......................................................        251,700            1,330,812
Siam Cement Co., Ltd.(Foreign registered)* (Manufacturer of construction materials) (b) ..         49,600            1,466,458
                                                                                                                    ----------
                                                                                                                     2,797,270
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $98,412,811)                                                                             128,962,693
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $101,159,588) (a)                                                        131,883,743
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security
  (a) The cost for federal income tax purposes was $103,762,257. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $28,121,486. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $32,559,195 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,437,709.
  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $14,842,549 (10.75% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $10,347,259. These securities may also have certain restrictions as to resale.

      Transactions in written options during the six months ended April 30, 1999 were:

                                                    Number of Contracts     Premiums ($)
                                                  ---------------------------------------
Outstanding at
     October 31, 1998 .........................                --                 --
     Contracts written ........................              (269)           (74,524)
     Contracts closed .........................               269             74,524
                                                  ---------------------------------------
                                                                --                 --
                                                           -------           --------
     April 30, 1999............................            -------           --------

    The accompanying notes are an integral part of the financial statements.



                     12 - Scudder Pacific Opportunities Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of April 30, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $101,159,588) ...........   $ 131,883,743
                  Cash ............................................................             297
                  Foreign currency holdings, at market (identified cost $1,990,261)       1,991,257
                  Receivables for investments sold ................................       8,921,365
                  Receivables for Fund shares sold ................................         572,742
                  Dividends and interest receivable ...............................         362,417
                  Unrealized appreciation on forward currency exchange contracts ..         116,465
                  Other assets ....................................................           1,919
                                                                                      -------------
                  Total assets ....................................................     143,850,205
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ...............................       2,552,477
                  Payable for Fund shares redeemed ................................       1,846,106
                  Deferred foreign taxes ..........................................         925,167
                  Accrued management fee ..........................................         113,548
                  Other payables and accrued expenses .............................         288,779
                                                                                      -------------
                  Total liabilities ...............................................       5,726,077

---------------------------------------------------------------------------------------------------
                  Net assets, at market value                                         $ 138,124,128
---------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated net investment loss..................................        (492,117)
                  Unrealized appreciation (depreciation) on:
                     Investments ..................................................      30,724,155
                     Foreign currency related transactions ........................          50,234
                  Accumulated net realized gain (loss) ............................     (75,370,640)
                  Paid-in capital .................................................     183,212,496
---------------------------------------------------------------------------------------------------
                  Net assets, at market value                                         $ 138,124,128
---------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net  Asset Value, offering and redemption price per share
                     ($138,124,128 /13,522,889 shares of capital stock                    ---------
                     outstanding, $.01 par value, 100,000,000 shares authorized)...          $10.21
                                                                                          ---------

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Pacific Opportunities Fund

                             Statement of Operations

                         six months ended April 30, 1999


Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $61,841)           $   575,036
                  Interest ...................................................       378,419
                                                                                 -----------
                                                                                     953,455
                                                                                 -----------
                  Expenses:
                  Management fee .............................................       594,965
                  Services to shareholders ...................................       412,872
                  Custodian and accounting fees ..............................       247,833
                  Directors' fees and expenses ...............................        23,088
                  Reports to shareholders ....................................        35,878
                  Auditing ...................................................        38,140
                  Registration fees ..........................................        24,116
                  Legal ......................................................         8,519
                  Other ......................................................        19,865
                                                                                 -----------
                                                                                   1,405,276
                  --------------------------------------------------------------------------
                  Net investment income (loss)                                      (451,821)
                  ---------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ................................................    (9,726,019)
                  Futures ....................................................      (389,378)
                  Options ....................................................      (297,666)
                  Foreign currency related transactions ......................      (879,241)
                                                                                 -----------
                                                                                 (11,292,304)
                                                                                 -----------

                  Net unrealized appreciation (depreciation) during the period on:
                  Investments (net of deferred foreign taxes of $925,167) ....    37,417,391
                  Foreign currency related transactions ......................       627,598
                                                                                 -----------
                                                                                  38,044,989
                  --------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                      26,752,685
                  --------------------------------------------------------------------------
                  --------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from
                  operations                                                     $26,300,864
                  --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Pacific Opportunities Fund

                       Statements of Changes in Net Assets


Increase (Decrease) in Net Assets                                                         Six Months
                                                                                             Ended          Year Ended
                                                                                           April 30,        October 31,
                                                                                             1999              1998
------------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ......................................   $    (451,821)   $     607,308
                  Net realized gain (loss) from investment transactions .............     (11,292,304)     (44,875,920)
                  Net unrealized appreciation (depreciation) on investment
                     transactions during the period .................................      38,044,989       15,501,227
                                                                                        -------------    -------------
                  Net increase (decrease) in net assets resulting from operations ...      26,300,864      (28,767,385)
                                                                                        -------------    -------------
                  Distributions to shareholders from net investment income ..........        (313,685)      (3,652,405)
                                                                                        -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold .........................................     319,673,020      488,924,261
                  Net asset value of shares issued to shareholders in reinvestment of
                     distributions ..................................................         286,711        3,371,465
                  Cost of shares redeemed ...........................................    (320,589,297)    (494,386,113)
                                                                                        -------------    -------------
                  Net increase (decrease) in net assets from Fund share transactions         (629,566)      (2,090,387)
                                                                                        -------------    -------------
                  Increase (decrease) in net assets .................................      25,357,613      (34,510,177)
                  Net assets at beginning of period .................................     112,766,515      147,276,692
                  Net assets at end of period (including accumulated net investment
                     loss of $492,117 and undistributed net investment income of        -------------    -------------
                     $273,389, respectively) ........................................   $ 138,124,128    $ 112,766,515
                                                                                        -------------    -------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .........................    13,463,341         12,936,930
                                                                                         -----------       -----------
                  Shares sold .......................................................    36,484,052         53,297,255
                  Shares issued to shareholders in reinvestment of distributions.....        32,507            336,809
                  Shares redeemed ...................................................   (36,457,011)       (53,107,653)
                                                                                         -----------        ----------
                  Net increase (decrease) in Fund shares ............................        59,548            526,411
                                                                                         -----------        ----------
                  Shares outstanding at end of period ...............................    13,522,889         13,463,341
                                                                                         -----------        ----------

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Pacific Opportunities Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            Six Months
                                                         Ended April 30,            Years Ended October 31,
                                                            1999(a)  1998(a)   1997(a)   1996(a)    1995     1994
------------------------------------------------------------------------------------------------------------------------------------
                                                        ----------------------------------------------------------
Net asset value, beginning of period ................   $   8.38 $   11.38 $   15.93 $   15.59 $   17.57 $   16.21
Income from investment operations:                      ----------------------------------------------------------
Net investment income (loss) ........................       (.04)     0.05      (.04)      .02       .10       .04
Net realized and unrealized gain (loss) on investment
   transactions......................................       1.90     (2.75)    (4.50)      .42     (1.98)     1.41

                                                        ----------------------------------------------------------
Total from investment operations ....................       1.86     (2.70)    (4.54)      .44     (1.88)     1.45
                                                        ----------------------------------------------------------
Less distributions from:
Net investment income ...............................       (.03)     (.30)     (.01)     (.10)     (.10)     (.08)
Net realized gains on investment transactions .......          --       --        --        --        --      (.01)
                                                         ----------------------------------------------------------
Total distributions .................................       (.03)     (.30)     (.01)     (.10)     (.10)     (.09)
                                                         ----------------------------------------------------------
                                                         ----------------------------------------------------------
Net asset value, end of period.......................     $10.21   $  8.38   $ 11.38   $ 15.93   $ 15.59   $ 17.57
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................................... 22.30**  (24.16)   (28.52)     2.76    (10.73)     8.97
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................   138       113       147       329       384       499
Ratio of operating expenses to average daily net .........
  assets (%)..............................................  2.60*     2.46      1.94      1.75      1.74      1.81
Ratio of net investment income (loss) to average daily net
  assets (%)..............................................  (.84)*     .50      (.22)      .12       .65       .28
Portfolio turnover rate (%) .............................. 168.2*    140.9      97.2      95.4      64.0      38.5

(a) Based on monthly average shares outstanding during the period.
*  Annualized
** Not annualized

                     16 - Scudder Pacific Opportunities Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased call options and wrote put options on indices as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

                              17 - Scudder Pacific Opportunities Fund

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.Over-the- counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased and sold futures on indices as a hedge against potential adverse price movements in the value of portfolio assets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

                     18 - Scudder Pacific Opportunities Fund

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $60,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($13,000,000), October 31, 2004 ($5,000,000) and October 31, 2006
($42,000,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes. Additionally, principal amounts of cash and securities invested in Malaysia are also subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ


                     19 - Scudder Pacific Opportunities Fund
significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for both tax and financial reporting purposes. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $91,127,892 and $86,955,271, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended April 30, 1999 was $92,057,194.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 1999, the fee pursuant to this Agreement amounted to $594,965, of which $113,548 is unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SSC aggregated $305,737, of which $49,417 is unpaid at April 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by STC aggregated $23,343, of which $3,914 is unpaid at April 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $55,746, of which $19,627 is unpaid at April 30, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $23,088.



                     20 - Scudder Pacific Opportunities Fund

                        D.Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                                 E. Commitments

As of April 30, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $116,465.

                                                                                         Net Unrealized
                                                                                          Appreciation
                                                                      Settlement          (Depreciation)
           Contracts to Deliver           In Exchange For                Date                (U.S.$)
       ---------------------------  -------------------------  -----------------------   --------------------
       USD             1,581,645    THB          60,244,850              6/2/1999              44,368
       THB            60,244,850    USD           1,602,683              6/2/1999             (23,330)
       USD             1,694,417    KRW       2,324,740,000              8/4/1999             257,435
       KRW         2,324,740,000    USD           1,745,300              8/4/1999            (206,551)
       USD             1,586,853    KRW       2,324,740,000             8/13/1999             364,671
       KRW         2,324,740,000    USD           1,631,396             8/13/1999            (320,128)
                                                                                            ---------
                                                                                              116,465
                                                                                            ---------
                                                                                            ---------


                               F. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

                                    G. Other

Effective May 22, 1999, a redemption fee of 2% will be imposed for the redemption or exchange of shares held less than one year. This redemption fee is only applicable to shares purchased on or after May 22, 1999.

                     21 - Scudder Pacific Opportunities Fund

                       Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
June 11, 1999

                     22 - Scudder Pacific Opportunities Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Pacific Opportunities Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                         Number of Votes:
                                         ----------------
         For              Against             Abstain         Broker Non-Votes*
         ---              -------             -------         -----------------
      6,274,689           481,861             211,134                 0


2. To approve the revision of the Fund's fundamental lending policy.

                                         Number of Votes:
                                         ----------------
         For              Against             Abstain         Broker Non-Votes*
         ---              -------             -------         -----------------
      5,362,416           540,469             287,317              777,482




--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.




                     23 - Scudder Pacific Opportunities Fund

                            Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity
Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings Institute

Wilson Nolen
Honorary Director; Consultant

Robert G. Stone, Jr.
Honorary Director;
Chairman Emeritus and Director,
Kirby Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Philip S. Fortuna*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Sheridan P. Reilly*
Vice President

Shahram Tajbakhsh*
Vice President

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary

                       *Scudder Kemper Investments, Inc.

                     24 - Scudder Pacific Opportunities Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.



                     25 - Scudder Pacific Opportunities Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------



                     26 - Scudder Pacific Opportunities Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York



                              28 - Scudder Pacific Opportunities Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER